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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 30, 1998

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   333-43091                13-3836437
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)              ID Number)

245 Park Avenue, New York,  New York                                    10167
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                              (212) 272-4095

                                      N/A
          (Former name or former address, if changed since last report)







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Item 5.   Other Events

Filing of Computational Materials and Consent of Independent Accountants.

               This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Bear Stearns & Co. Inc., as an underwriter, in connection with the issuance by Master Financial Asset Securitization Trust 1998-1 of Master Financial Asset Backed Securities, Series 1998-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Computational Materials.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES, INC.

                                    By:  /s/  Matthew E. Perkins
                                       --------------------------------
                                       Name:   Matthew E. Perkins
                                       Title:  Managing Director

Dated: January 30, 1998


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                                  EXHIBIT INDEX

Exhibit                                                                    Page

99.1    Computational Materials.





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